UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 2, 2025
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D-Wave Quantum Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-41468	88-1068854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2650 East Bayshore Road
Palo Alto, California
94303
(Address of principal executive offices)
(604) 630-1428
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01 Regulation FD Disclosure.

On December 2, 2025, D-Wave Quantum Inc. (“D-Wave”) announced that it has formed a new business unit dedicated to driving the adoption of its quantum computing products and services with the U.S. government. Led by seasoned government and public sector business executive Jack Sears Jr., the newly formed unit will support D-Wave’s enterprise-wide U.S. government-related initiatives.

Calls for quantum applications have come from several members of the U.S. Department of War’s leadership, including Undersecretary of War for Research and Engineering, Emil Michael, Secretary of the Army, Daniel Driscoll, and Acting Chief Technology officer of the Navy, Justin Fanelli. To address this growing market opportunity, Sears will join D-Wave’s executive team and serve as the business unit’s vice president of U.S. government solutions. In his role, Sears will oversee government-related go-to-market efforts and application development as well as the unique product development and customer support necessary for secure systems that meet federal requirements. He brings more than 25 years of experience in developing and executing organizational growth strategies for companies serving the federal government in the defense and aerospace industries. His background includes full P&L responsibility, proposal development, price-to-win modeling, and U.S. federal acquisition compliance.

According to D-Wave’s CEO, Dr. Alan Baratz, D-Wave aims to facilitate the rapid development of quantum applications that address national security, defense, and infrastructure challenges by formalizing a U.S. government-focused business unit under Sears’ leadership. In support of the company’s government business, D-Wave recently announced that its Advantage2TM quantum computer is now operational at the Alabama headquarters of Davidson Technologies, Inc., a mission-driven technology company supporting U.S. Department of War and commercial aerospace customers. The system is expected to address mission-critical U.S. government problems and eventually run sensitive applications. A copy of the press release is attached as Exhibit 99.1.

The information in this Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated December 2, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2025	D-Wave Quantum Inc.

	By:	/s/ Alan Baratz
	Name:	Alan Baratz
	Title:	President & Chief Executive Officer